UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Reportable Event: March 27, 1996       Commission file number   1-5039

                            WEIS MARKETS, INC.
          (Exact name of registrant as specified in its charter)

         Pennsylvania                                  24-0755415
(State or other jurisdiction of              (IRS Employee Identification No.)
incorporation or organization)

1000 South Second Street, Sunbury, PA                    17801
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code      717-286-4571

Securities registered pursuant to Section 12(b) of the Act:

                                            Name of each exchange
     Title of each class                     on which registered

  Common stock, no par value               New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

                                   None
                             (Title of class)

                            WEIS MARKETS, INC.

           ITEM 4 Changes in Registrant's Certifying Accountant


On February 2, 1996, the Registrant filed a Form 8-K, informing the Securities and Exchange Commission of the Registrant's decision to appoint the accounting firm of Ernst & Young LLP as the principal accountant to audit the Registrant's financial statements.

The decision to change from KPMG Peat Marwick LLP, ("KPMG"), was made by the Board of Directors on January 22, 1996. The
Registrants Form 10-K for the year ended December 30,  1995,  was filed with the Securities and Exchange Commission on March 27, 1996. As of the filing of the Form 10-K, the audit relationship between KPMG and the Registrant was concluded.

Required information reported in the February 2, 1996 Form 8-K is not provided in this filing to the extent it has been previously reported.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Weis Markets, Inc.
                                                (Registrant)



Date:  March 27, 1996                          William R. Mills
                                            Vice President Finance
                                            & Secretary